UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2017

NEW YORK COMMUNITY BANCORP, INC.

(Exact Name of Registrant as Specified In Its Charter)

Delaware	001-31565	06-1377322
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

615 Merrick Avenue, Westbury, New York	11590
(Address of principal executive offices)	(Zip Code)

(516) 683-4100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.

Upon issuance of the Fixed-to-Floating Rate Series A Noncumulative Perpetual Preferred Stock, liquidation preference $1,000 per share, par value $0.01 per share (the “Series A Preferred Stock”), by New York Community Bancorp, Inc. (the “Registrant”) on March 17, 2017, the ability of the Registrant to declare or pay dividends on, or purchase, redeem or otherwise acquire, shares of its common stock or any shares of the Registrant that rank junior to the Series A Preferred Stock will be subject to certain restrictions in the event that the Registrant does not declare and pay (or set aside) dividends on the Series A Preferred Stock for the last preceding dividend period. The terms of the Series A Preferred Stock, including such restrictions, are more fully described in the Certificate of Designations (as defined in Item 5.03 below), a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 16, 2017, the Registrant filed a Certificate of Designations (the “Certificate of Designations”) with the Secretary of State of the State of Delaware to establish the preferences, limitations and relative rights of the Series A Preferred Stock. The Certificate of Designations became effective upon filing, and a copy is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events.

On March 17, 2017, the Registrant completed the issuance and sale of 20,600,000 depositary shares (the “Depositary Shares”), each representing a 1/40th interest in a share of its Series A Preferred Stock, pursuant to an Underwriting Agreement, dated as of March 10, 2017 (the “Underwriting Agreement”), by and among the Registrant and Goldman, Sachs & Co., Credit Suisse Securities (USA) LLC, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the other several underwriters named therein (collectively, the “Underwriters”). The 20,600,000 Depositary Shares issued and sold on March 17, 2017 included 600,000 Depositary Shares sold pursuant to a partial exercise of an option to purchase additional Depositary Shares granted to the Underwriters in the Underwriting Agreement.

Dividends will accrue on the Depositary Shares at a fixed rate equal to 6.375% per annum until March 17, 2027, and a floating rate equal to Three-month LIBOR plus 382.1 basis points per annum beginning on March 17, 2027. Dividends will be payable in arrears on March 17, June 17, September 17 and December 17 of each year, commencing on June 17, 2017. The offering and sale of the Depositary Shares was made pursuant to the Registrant’s Registration Statement on Form S-3 (File No. 333-210919) (the “Registration Statement”), which became automatically effective upon filing on April 25, 2016. The Registration received net proceeds of approximately $504.7 million from this offering.

The Deposit Agreement, dated as of March 16, 2017 (the “Deposit Agreement”), by and among the Registrant, Computershare, Inc. and Computershare Trust Company, N.A., as joint depositary, and the holders from time to time of the depositary receipts described therein, relating to the Depositary Shares is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference. The form of certificate representing the Series A Preferred Stock and the form of depositary receipt representing the Depositary Shares are filed and included as Exhibit A and Exhibit B, respectively, to the Deposit Agreement and are incorporated herein by reference.

A copy of the opinion of Sullivan & Cromwell LLP, counsel to the Registrant, relating to the legality of the issuance and sale of the depositary receipts evidencing the Depositary Shares and the Series A Preferred Stock, is attached as Exhibit 5.1 to this Current Report on Form 8-K. Exhibits 5.1 and 23.1 of this Current Report on Form 8-K are hereby incorporated by reference into the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Certificate of Designations of the Registrant with respect to the Series A Preferred Stock, dated March 16, 2017, filed with the Secretary of State of the State of Delaware and effective March 16, 2017 (incorporated herein by reference to Exhibit 3.4 of the Registrant’s Registration Statement on Form 8-A (File No. 333-210919), as filed with the Securities and Exchange Commission on March 16, 2017).

4.1	Deposit Agreement, dated as of March 16, 2017, by and among the Registrant, Computershare, Inc. and Computershare Trust Company, N.A., as joint depositary, and the holders from time to time of the depositary receipts described therein.

4.2	Form of certificate representing the Series A Preferred Stock (included as Exhibit A to Exhibit 4.1).

4.3	Form of depositary receipt representing the Depositary Shares (included as Exhibit B to Exhibit 4.1).

5.1	Opinion of Sullivan & Cromwell LLP.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW YORK COMMUNITY BANCORP, INC. (Registrant)

Date: March 17, 2017	By:	/s/ R. Patrick Quinn
Name: R. Patrick Quinn
Title: Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Designations of the Registrant with respect to the Series A Preferred Stock, dated March 16, 2017, filed with the Secretary of State of the State of Delaware and effective March 16, 2017 (incorporated herein by reference to Exhibit 3.4 of the Registrant’s Registration Statement on Form 8-A (File No. 333-210919), as filed with the Securities and Exchange Commission on March 16, 2017).

4.1	Deposit Agreement, dated as of March 16, 2017, by and among the Registrant, Computershare, Inc. and Computershare Trust Company, N.A., as joint depositary, and the holders from time to time of the depositary receipts described therein.

4.2	Form of certificate representing the Series A Preferred Stock (included as Exhibit A to Exhibit 4.1).

4.3	Form of depositary receipt representing the Depositary Shares (included as Exhibit B to Exhibit 4.1).

5.1	Opinion of Sullivan & Cromwell LLP.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).